December 3, 2018
Summary Prospectus

XLEY | Cushing® Energy & MLP ETF

Listed on NYSE Arca, Inc.

Before you invest, you may want to review the Cushing® Energy & MLP ETF’s (the “Fund”) Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.cushingetfs.com.  You can also get this information at no cost by calling (800) 236-4424 or by sending an email request to info@CushingFunds.com.  The Fund’s Prospectus is also available from financial intermediaries who are authorized to sell Fund shares.  The Fund’s Prospectus and Statement of Additional Information, both dated December 3, 2018, are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Cushing® Energy & MLP ETF

SUMMARY PROSPECTUS

Investment Objective

Cushing Energy & MLP ETF (the “Fund”) seeks to track the investment results, before fees and expenses, of the Cushing® Energy Index (the “Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Shares.

Shareholder Fees (fees paid directly from your investment	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution (12b-1) and/or Service Fees	0.00%
Other Expenses*	0.00%
Total Annual Fund Operating Expenses	0.65%

* Estimated for the current fiscal year.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Year 1	Year 3
$66	$208

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund employs an indexing investment approach designed to track the performance, before fees and expenses, of the Index.

Cushing® Energy Index

The Index was developed in 2017 by Cushing Asset Management, LP, the Fund’s investment adviser and index provider (the “Adviser”). The Index tracks the performance of companies drawn from the S&P 500 Energy Index and the Cushing® 30 MLP Index (each a “Sub-Index”). The Index is comprised of large cap energy companies (that is, companies with a market cap of $4.6 billion or greater engaged in exploration and production, refining and marketing, or storage and transportation of oil, natural gas, coal and consumable fuels, as well oil and natural gas equipment and services companies) and publicly traded master limited partnerships (“MLPs”) holding midstream energy infrastructure assets. Index constituents are selected and weighted based on current yield. For purposes of the selection and weighting of index constitutions, current yield is calculated as the most recent announced regular dividend or distribution, as applicable, annualized, divided by the most recent share or unit closing price, as applicable. Individual constituent weighting is capped at 6% with a minimum constituent weight of 1%. Members of each Sub-Index with a non-zero current yield value are ranked separately within each index, with the highest current yield members receiving the highest rank. With respect to the Index components drawn from the S&P 500 Energy Index, each component of the Sub-Index is assigned an initial weight based on its current yield relative to the current yields of all lower-ranked Sub-Index components, but in no event more than 6.00%. If the weight of any Sub-Index component is below 1.00% the lowest-weighted such component is removed and the weights of the remaining components are recalculated. This process is repeated until the weight of each remaining component in the ranked list is equal to or greater than 1.00%. All Sub-Index components excluded from the ranked list (including those with a current yield value of zero) receive a weight of 0.00%. With respect to the Index components drawn from the Cushing 30 MLP Index, the Sub-Index components are ranked on the basis of current yield and the sixth through seventeenth highest-ranking components (twelve total) receive a weighting of 2.00%, and all others (including those with a current yield value of zero) receive a weighting of 0.00%. If the above process results in a potential Index constituent being assigned a weight as a of component of each Sub-Index, it will be removed from the S&P 500 Energy Index ranking and such ranking will be recalculated. As a result, at each rebalancing, Index constituents selected from the Cushing 30 MLP Index will make up 24% of the Index and Index constituents selected from the S&P 500 Energy Index will make up 76% of the Index. The Index is rebalanced on the last trading day of each calendar quarter.  As of August 30, 2018, there were 35 Index constituents.

The Fund’s Investment Strategy

The Fund attempts to invest all, or substantially all, of its assets in the component securities that make up the Index. Under normal circumstances, at least 80% of the Fund’s total assets (exclusive of any collateral held from securities lending) will be invested in the component securities of the Index. The Fund expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better.

The Fund will generally use a “replication” strategy to achieve its investment objective, meaning the Fund will generally invest in all of the component securities of the Index in the same approximate proportions as in the Index. However, the Fund may use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the Index whose risk, return, and other characteristics closely resemble the risk, return, and other characteristics of the Index as a whole, when the Fund’s sub-adviser believes it is in the best interests of the Fund (e.g., when replicating the Index involves practical difficulties or substantial costs, an Index constituent becomes temporarily illiquid, unavailable, or less liquid, or as a result of legal restrictions or limitations that apply to the Fund but not to the Index).

The Fund generally may invest up to 20% of its total assets (exclusive of any collateral held from securities lending) in securities or other investments not included in the Index, but which the Fund’s sub-adviser believes will help the Fund track the Index. For example, the Fund may invest in securities that are not components of the Index to reflect various corporate actions and other changes to the Index (such as reconstitutions, additions, and deletions).

To the extent the Index concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry or group of related industries, the Fund will concentrate its investments to approximately the same extent as the Index. As of June 29, 2018, the Index was concentrated in the group of industries that make up the Energy Sector.

The Fund has adopted the following policy to comply with Rule 35d-1 under the Investment Company Act of 1940. Such policy has been adopted as a non-fundamental investment policy and may be changed without shareholder approval upon 60 days’ written notice to shareholders. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in master- limited partnerships (MLPs) and energy companies. Energy companies include companies that (i) have at least 50% of their assets, income, sales or profits committed to, or derived from, production, exploration, development, mining, extraction, transportation (including marine transportation), refining, processing, storage, distribution, management, marketing and/or trading of oil, natural gas, natural gas liquids, refined petroleum products, coal, biofuels, or other natural resources used to produce energy, or ethanol; generation, transmission, distribution, marketing, sale and/or trading of all forms of electrical power (including through clean and renewable resources, such as solar energy, wind energy, geothermal energy or hydropower) or gas; manufacturing, marketing, management, sale and/or trading of equipment, products or other supplies predominantly used by entities engaged in such businesses and; provision of services to entities engaged in such businesses, or (ii) have been given a third-party industry or sector classification or inclusion in a third party index consistent with the energy designation. For purposes of this policy, the Fund considers all components of the S&P 500 Energy Index to be energy companies.

Principal Investment Risks

You can lose money on your investment in the Fund. The Fund is subject to the risks described below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund—Principal Investment Risks.”

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Market Risk. The trading prices of equity securities and other instruments fluctuate in response to a variety of factors. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

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Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stocks and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.

•	Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.
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Energy Sector Risk. The Fund’s assets will be concentrated in the energy sector, which means the Fund will be more affected by the performance of the energy sector than a fund that is more diversified. Issuers in energy-related industries can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels. Markets for various energy-related commodities can have significant volatility, and are subject to control or manipulation by large producers or purchasers. Companies in the energy sector may need to make substantial expenditures, and to incur significant amounts of debt, in order to maintain or expand their reserves. Oil and gas exploration and production can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions. These companies may be at risk for environmental damage claims.

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MLP Risk. Holders of MLP units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks; (ii) the limited ability to elect or remove management or the general partner or managing member; (iii) limited voting rights, and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand. MLPs generally do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, credits, deductions and expenses, regardless of whether the MLP makes any distributions. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The portion, if any, of a distribution received by the Fund as the holder of an MLP equity security that is offset by the MLP’s tax deductions or losses generally will be treated as a return of capital to the extent of the Fund’s tax basis in the MLP equity security, which will cause income or gain to be higher, or losses to be lower, upon the sale of the MLP security by the Fund.

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Non-Diversification Risk. The Fund is deemed non-diversified and may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

•	ETF Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:
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Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

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Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

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Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

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Trading. Although Shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares.

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Limitations of Intraday Indicative Value (IIV) Risk. The Exchange intends to disseminate the approximate per share value of the Fund’s published basket of portfolio securities every 15 seconds (the “intraday indicative value” or “IIV”). The IIV should not be viewed as a “real-time” update of the NAV per share of the Fund because (i) the IIV may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day, (ii) the calculation of NAV may be subject to fair valuation at different prices than those used in the calculations of the IIV, (iii) unlike the calculation of NAV, the IIV does not take into account Fund expenses, and (iv) the IIV is based on the published basket of portfolio securities and not on the Fund’s actual holdings. The IIV calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close, which could affect premiums and discounts between the IIV and the market price of the Fund’s shares. For example, if the Fund fair values portfolio securities, the Fund’s NAV may deviate from the approximate per share value of the Fund’s published basket of portfolio securities (i.e., the IIV), which could result in the market prices for Fund shares deviating from NAV. The Fund, the Adviser, the Sub-Adviser and their affiliates are not involved in, or responsible for, any aspect of the calculation or dissemination of the Fund’s IIV, and the Fund, the Adviser, the Sub-Adviser and their affiliates do not make any warranty as to the accuracy of these calculations.

•	Market Capitalization Risk.
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Large-Cap Companies. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges.

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Mid-Cap Companies. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large capitalization stocks or the stock market as a whole.

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Small-Cap Companies. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

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New Fund Risk. The Fund is a recently organized, non-diversified management investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision.  As a new fund, the Fund may be more subject to tracking error risk, may trade at wider bid/ask spreads and with less liquidity and may be more likely to trade at a greater discount to net asset value than larger funds with more established track records. In the event that the Fund fails to achieve a sustainable size, the Fund may be liquidated.  The Fund may be liquidated by the Board of Trustees without a shareholder vote.  In  a liquidation, shareholders of the Fund will receive an amount equal to the Fund’s net asset value, after deducting the costs of liquidation, including the costs of disposing of the Fund’s portfolio investments.  Initially, shares of the Fund may be held by a limited number of investors, and dispositions by one or more large shareholders may have an adverse impact on the Fund and the market for the Fund’s shares.

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Passive Investment Risk. The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund’s performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. The Fund’s sub-adviser would not sell shares of an equity security due to current or projected underperformance of a security, industry, or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a reconstitution of the Index in accordance with the Index methodology.

•	Management Risk. As the Fund may not fully replicate the Index, it is subject to the risk that the sub-adviser’s investment strategy may not produce the intended results.
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Tracking Error Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse U.S. federal income tax consequences. The Fund incurs a number of operating expenses not applicable to the Index. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions.

Performance

Performance information for the Fund is not included because the Fund did not have a full calendar year of performance prior to the date of this Prospectus. In the future, performance information for the Fund will be presented in this section. Updated performance information is available on the Fund’s website at www.cushingetfs.com.

Portfolio Management

Adviser:	Cushing Asset Management, LP
Sub-Adviser:	Penserra Capital Management LLC (“Penserra” or the “Sub-Adviser”)
Portfolio Managers:
Dustin Lewellyn, CFA, Managing Director of Penserra, has been a portfolio manager of the Fund since its inception in 2018.
Ernesto Tong, CFA, Managing Director of Penserra, has been a portfolio manager of the Fund since its inception in 2018.
Anand Desai, Vice President of Penserra, has been a portfolio manager of the Fund since its inception in 2018.

Purchase and Sale of Shares

Shares are listed on the Exchange and most investors will buy and sell Shares through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. Creation Units generally consist of 10,000 Shares, though this may change from time to time. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash. Except when aggregated in Creation Units, Shares are not redeemable securities. Individual Shares of the Fund may be purchased and sold only in secondary market transactions through brokers.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts. A portion of the Fund’s distributions may be treated as a return of capital for U.S. federal income tax purposes. Distributions in excess of the Fund’s “earnings and profits” for U.S. federal income tax purposes will generally be treated as a return of capital to the extent of your tax basis in your shares (reducing that basis accordingly) and thereafter as capital gain.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Fund’s investment adviser, sub-adviser or their affiliates may pay the Intermediary for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.